EXHIBIT 10.9.3

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                      1998 NON-QUALIFIED STOCK OPTION PLAN

                               CNB HOLDINGS, INC.


         THIS AMENDMENT TO THE AMENDED AND RESTATED 1998 NON-QUALIFIED STOCK OPTION PLAN (this "Amendment") is made and entered into as of the 21st day of June, 2004.

         WHEREAS, CNB Holdings, Inc. (the "Company") has established that certain Amended and Restated 1998 Non-Qualified Stock Option Plan (the "Plan"), pursuant to which options to purchase shares of the Company's common stock, par value $1.00 per share, may be issued on the terms and conditions contained in the Plan; and

         WHEREAS, the Board of Directors now desires to amend the Plan on the terms and conditions set forth herein as permitted by Section L of the Plan;

         NOW, THEREFORE, the Plan is amended upon the terms, and subject to the conditions, set forth herein:

         1. SHARES SUBJECT TO THE PLAN. Section C of the Plan is hereby amended by deleting Section C in its entirety and inserting the following in lieu thereof:

         "C.  Stock to be Optioned

              Subject to the provision of Section M of this Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 498,000 shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company."

         2. INCONSISTENT PROVISIONS. All provisions of the Plan which have not been amended by this Amendment shall remain in full force and effect. Notwithstanding the foregoing, to the extent that there is any inconsistency between the provisions of the Plan and the provisions of this Amendment, the provisions of the Amendment shall control.



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         THIS AMENDMENT is adopted to be effective as of the approval of said amendment by the shareholders of the Company, and the Company has caused this Amendment to be executed by its duly authorized officer.

                                            CNB HOLDINGS, INC.


                                            By:  /s/ H. N. Padget
                                               ---------------------------------
                                            Name:    H. N. Padget
                                                 -------------------------------
                                            Title:   President/CEO
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